Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Strateco Resources Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2007 (which does not contain the Company’s interim financial statements for the quarter, which need not be filed with this report pursuant to Regulation 13 A-13( c )(2)(i)(ii) ) filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guy Hébert, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company which need not be filed in this report pursuant to Regulation 13 A-13( c )(2)(i)(ii).

/s/ Guy Hébert

__________________

Guy Hébert

President and Chief Executive Officer

November 8, 2007

Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Strateco Resources Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2007 (which does not contain the Company’s interim financial statements for the quarter, which need not be filed with this report pursuant to Regulation 13 A-13( c )(2)(i)(ii) ) filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pauline Comtois, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company which need not be filed in this report pursuant to Regulation 13 A-13( c )(2)(i)(ii).

/s/ Pauline Comtois, CGA

____________________________

Pauline Comtois, CGA

Chief Financial Officer

November 8, 2007